GOLDEN BOOKS FAMILY ENTERTAINMENT, INC.

                       1995 STOCK OPTION PLAN, AS AMENDED

Section 1.  Purpose

         The Plan authorizes the Committee to provide Employees and Consultants of the Corporation and its Subsidiaries and Non-Employee Directors of the Corporation, who are in a position to contribute materially to the long-term success of the Corporation, with options to acquire Common Stock, par value $.0l per share, of the Corporation. The Corporation believes that this incentive program will cause those persons to increase their interest in the Corporation's welfare, and aid in attracting and retaining Employees, Consultants and Non-Employee Directors of outstanding ability.

Section 2.  Definitions

         Unless the context clearly indicates otherwise, the following terms, when used in this Plan, shall have the meanings set forth in this Section:

         (a) "Board" shall mean the Board of Directors of the Corporation.

         (b) "Cause" shall mean failure to comply with any agreements with, or policies of, the Corporation concerning disclosure of confidential or proprietary information or competition with, or employment by, a competitor of the Corporation; fraud or misappropriation with respect to the business of the Corporation or intentional material damage to the property or business of the Corporation; wilful failure to perform reasonable duties and responsibilities consistent with the Grantee"s position; breach of fiduciary duty or wilful material misrepresentation to the Corporation; wilful failure to act in accordance with any specific, reasonable and lawful instructions consistent with Grantee"s position; conviction of a felony or crime involving moral turpitude; habitual abuse of alcohol, drugs or controlled substances; or other proper cause as determined in the sole discretion of the Committee; provided, however, that the Committee may in its sole discretion provide for a different definition of Cause with respect to any particular Option grant and set forth such definition in the related Stock Option Agreement.

         (c) "Code" shall mean the Internal Revenue Code of 1986 as it may be amended from time to time.

         (d) "Committee" shall mean the Board, or any Committee of two or more Directors that may be designated by the Board to administer the Plan.

         (e) "Consultant" shall mean any person who is engaged to perform services for the Corporation or its Subsidiaries, other than as an Employee or Director.

         (f) "Control Person" shall mean any person who, as of the date of grant of an Option, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Corporation or of an y parent or Subsidiary.

         (g) "Corporation" shall mean Golden Books Family Entertainment, Inc., a Delaware corporation.


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         (h) "Director" shall mean any member of the Board.

         (i) "Employee" shall mean any full-time employee of the Corporation or its Subsidiaries (including Directors who are otherwise employed on a full-time basis by the Corporation or its Subsidiaries).

         (j) "Exchange Act" shall mean the Securities Exchange Act of 1934 as it may be amended from time to time.

         (k) "Fair Market Value" of stock on a given date shall be based upon:
(i) if the Stock is listed on a national securities exchange or quoted in an interdealer quotation system, the last sales price or, if unavailable, the average of the closing bid and asked prices per share of the Stock on such date (or, if there was not trading or quotation in the Stock on such date, on the next preceding date on which there was trading or quotation) as provided by one of such organizations; or (ii) if the Stock is not listed on a national securities exchange or quoted in an interdealer quotation system, as determined by the Committee in good faith in its sole discretion.

         (1) "Grantee" shall mean a person granted an option under the Plan.

         (m) "ISO" shall mean an Option granted pursuant to the Plan to purchase shares of the Stock and intended to qualify as an incentive stock option under Section 422 of the Code, as now or hereafter constituted.

         (n) "Non-Employee Director" shall mean a member of the Board who is not an Employee of the Corporation, its Parent or any Subsidiaries.

         (o) "NQSO" shall mean an option granted pursuant to the Plan to purchase shares of the Stock that is not an ISO.

         (p) "Options" shall refer collectively to ISOs and NQSOs issued under and subject to the Plan.

         (q) "Parent" shall mean any parent corporation as defined in Section 424 of the Code.

         (r) "Plan" shall mean this 1995 Stock Option Plan as set forth herein and as amended from time to time.

         (s) "Stock" shall mean shares of the Common Stock of the Corporation.

         (t) "Stock Option Agreement" shall mean a written agreement between the Corporation and the Grantee, or a certificate accepted by the Grantee, evidencing the grant of an Option hereunder and containing such terms and conditions, not inconsistent with the Plan, as the Committee shall a pprove.

         (u) "Subsidiary" shall mean any corporation with respect to which the Corporation owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock of such corporation.

Section 3. Shares of Stock Subject to the Plan


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         Subject to the provisions of Section 9, the total amount of Stock with respect to which options may be granted under the Plan shall not exceed 5,750,000. Stock issuable under the Plan may be authorized but unissued shares or reacquired shares of Stock. If, prior to exercise, any options are forfeited, lapse or terminate for any reason, the Stock covered thereby may again be available for Option grants under the Plan.

Section 4. Administration of the Plan

         The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have the authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of Stock Option Agreements thereunder and to make all other determinations necessary or advisable for the administration of the Plan. Any controversy or claim arising out of or related to this Plan or the Options granted thereunder shall be determined unilaterally by, and at the sole discretion of, the Committee. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Corporation, subsidiaries of the Corporation, Grantees, any person claiming any rights under the Plan from or through any Grantee, and stockholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. To the extent necessary to comply with Rule 16b-3 under the Exchange Act, determinations concerning Options granted to any person who is subject to Section 16(b) of the Exchange Act shall be made by the Committee, all of whose members shall be "disinterested persons" within the meaning of Rule 16b-3 under the Exchange Act. The Committee may delegate to officers or managers of the Corporation or any Subsidiary the authority, subject to such terms as the Committee shall determine, to perform administrative functions and, with respect to persons not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3, if applicable, and other applicable law.

Section 5. Types of Options

         Options granted under the Plan may be of two types: ISOs or NQSOs. The Committee shall have the authority and discretion to grant to an eligible Employee either ISOs, NQSOs or both, but shall clearly designate the nature of each Option at the time of grant in the Stock Option Agreement. Grantees who are not Employees of the Corporation or a Subsidiary on the date an Option is granted shall only receive NQSOs.

Section 6. Grant of Options to Employees, Consultants and Non-Employee
           Directors

         (a) Employees and Consultants of the Corporation and its Subsidiaries and Non-Employee Directors of the Corporation shall be eligible to receive Options under the Plan.

         (b) The exercise price per share of Stock subject to an Option granted to an Employee or Consultant shall be determined by the Committee and specified in the Stock Option Agreement, provided, however, that the exercise price of each share subject to an Option shall be not less than (i) in the case of an NQSO, 85%, (ii) in the case of an ISO granted to other than a Control Person, 100%, and (iii) in the case of an ISO granted to a Control Person, 110%, of the Fair Market Value of a share of the Stock on the date such Option is granted.


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         (c) The term of each Option granted to an Employee or Consultant shall be determined by the Committee and specified in a Stock Option Agreement, provided that no Option shall be exercisable more than ten years from the date such Option is granted, and provided further that no ISO gran ted to a Control Person shall be exercisable more than five years from the date of Option grant.

         (d) Each Non-Employee Director who is elected or appointed as a member of the Board on or after May 8, 1996, upon the date of such election or appointment, shall receive an NQSO to purchase 5,000 shares of Stock, subject to adjustment as provided in Section 9. Each year on the date of the annual meeting of the stockholders of the Corporation subsequent to such election or appointment, each Non-Employee Director shall automatically receive an NQSO to purchase 3,000 shares of Stock, subject to adjustment as provided in Section
9. The exercise price per share of Stock subject to each NQSO granted under this Section 6(d) shall equal 100% of the Fair Market Value of the Stock on the date such NQSO is granted. No NQSO granted under this Section 6(d) shall be exercisable after the expiration of ten years from the date such NQSO is granted.

         (e) The Committee shall determine and designate from time to time Employees or Consultants who are to be granted options, and shall specify in the Stock Option Agreement the nature of each Option granted and the number of shares of Stock subject to each such Option, provided, however, that in any calendar year, no Employee or Consultant may be granted an Option to purchase more than 1,500,000 shares of Stock (determined without regard to when such Option is exercisable), subject to adjustment pursuant to Section 9.

         (f) Notwithstanding any other provisions hereof, the aggregate Fair Market Value (determined at the time the ISO is granted) of the Stock with respect to which ISOs are exercisable for the first time by any Employee during any calendar year under all plans of the Corporation and any P arent or Subsidiary corporation shall not exceed $100,000. To the extent the limitation set forth in the preceding sentence is exceeded, the Options with respect to such excess all be treated as NQSOs.

         (g) The Committee shall determine whether any Option granted to an Employee or Consultant shall become exercisable in one or more installments and specify the installment dates in the Stock Option Agreement and, with respect to any outstanding option, the Committee may, at any time or upon the occurrence of any event, accelerate the exercisability of any such installment. The Committee may also specify in the Stock Option Agreement such other provisions, not inconsistent with the terms of this Plan, as it may deem desirable, including such provisions as it may deem necessary to qualify any ISO under the provisions of Section 422 of the Code.

         (h) The Committee may, at any time, grant new or additional options to any eligible Employee or Consultant who has previously received options under this Plan, or options under other plans, whether such prior options or other options are still outstanding, have been exercised previously in whole or in part, or have been canceled. The exercise price of such new or additional options may be established by the Committee, subject to Section 6(b) hereof, without regard to such previously granted Options or other options.

Section 7. Exercise of Options

         (a) A Grantee shall exercise an Option by delivery of written notice to the Corporation setting forth the number of shares with respect to which the Option is to be exercised, together with cash, certified check, bank draft, wire transfer, or postal or express money order payable to the order of the Corporation

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for an amount equal to the Option price of such shares and any income tax required to be withheld. The Committee may, in its sole discretion, permit a Grantee to pay all or a portion of the exercise price by delivery of Stock or other property (including notes or other contractual obligations of Grantees to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by which Stock will be delive red or deemed to be delivered to Grantees.

         (b) Except as provided pursuant to Section 8(a), no option granted to an Employee or Consultant shall be exercised unless at the time of such exercise the Grantee is then an Employee or Consultant of the Corporation or a Subsidiary.

         (c) The number of shares of Stock which are issued pursuant to the exercise of an Option shall be charged against the maximum limitation on shares set forth in Section 3 hereof.

Section 8. Exercise of Options upon Termination

         (a) Unless otherwise determined by the Committee and specified in the Stock Option Agreement, upon the termination of a Grantee"s relationship with the Corporation and its Subsidiaries, the period during which such Grantee may exercise any outstanding and then exercisable installments of his Options shall not exceed: (i) if such termination is due to death, 90 days from the date of such termination, and (ii) in all other cases, 30 days from the date of such termination, provided, however, that in no event shall the period extend beyond the expiration of the Option term. Notwithstanding the foregoing, all Options shall immediately terminate upon a termination of a Grantee"s employment if the Committee determines, in its sole discretion, that such termination is for Cause.

         (b) Unless otherwise determined by the Committee and specified in the Stock Option Agreement, in no event shall any Option be exercisable for more than the maximum number of shares that the Grantee was entitled to purchase at the date of termination of the relationship with the Corpor ation and its Subsidiaries.

         (c) The sale of any Subsidiary shall be treated as a termination of employment with respect to any Grantee employed by such Subsidiary.

         (d) Subject to the foregoing, in the event of death, Options may be exercised by a Grantee"s legal representative.

Section 9. Adjustment Upon Changes in Capitalization

         In the event of any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Optionees under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock deemed to be available thereafter for grants of Options under Section 3, (ii) the number and kind of shares of Stock that may be delivered or deliverable in respect of outstanding Options, (iii) the number of shares with respect to which Options may be granted to a given Grantee in the specified period as set forth in Section 6(e), and (iv) the exercise price (or, if deemed appropriate, the Committee may make provision for a cash payment with respect to any outstanding Option). In addition, the Committee is authorized to make adjustments in the terms and conditions of, and



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the criteria included in, Options (including, without limitation, cash payments in exchange for an Option or substitution of Options using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Corporation or any Subsidiary or the financial statements of the Corporation or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

Section 10. Restrictions on Issuing Shares

         The Corporation shall not be obligated to deliver Stock upon the exercise or settlement of any Option or take other actions under the Plan until the Corporation shall have determined that applicable federal and state laws, rules, and regulations have been complied with and such approvals o f any regulatory or governmental agency have been obtained and contractual obligations to which the option may be subject have been satisfied. The Corporation, in its discretion, may postpone the issuance or delivery of Stock under any Option until completion of such stock exchange listing or registration or qualification of such Stock or other required action under any federal or state law, rule, or regulation as the Corporation may consider appropriate, and may require any Grantee to make such repres entations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock under the Plan.

Section 11. Tax Withholding

         The Corporation shall have the right to require that the Grantee make such provision, or furnish the Corporation such authorization, necessary or desirable so that the Corporation may satisfy its obligation, under applicable laws, to withhold or otherwise pay for income or other taxes of the Grantee attributable to the grant or exercise of Options granted under the Plan or the sale of Stock issued with respect to Options. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Grantee"s tax obligations.

Section 12. Transferability

         No Option shall be subject to anticipation, sale, assignment, pledge, encumbrance, charge or transfer except by will or the laws of descent and distribution, and an Option shall be exercisable during the Grantee"s lifetime only by the Grantee, provided, however, that the Committee may perm it a Grantee to transfer an Option to a family member or a trust created for the benefit of family members. In the case of such a transfer, the transferee"s rights and obligations with respect to the Option shall be determined by reference to the Grantee and the Grantee"s rights and obligations with respect to the Option had no transfer been made. Notwithstanding such transfer, the Grantee shall remain obligated pursuant to Section 11 if required by applicable law.

Section 13. General Provisions

         (a) Each Option shall be evidenced by a Stock Option Agreement. The terms and provisions of such Stock Option Agreements may vary among Grantees and among different Options granted to the same Grantee.

         (b) The grant of an Option in any year shall not give the Grantee any right to similar grants in future years, any right to continue such Grantee"s employment relationship with the Corporation or its Subsidiaries, or, until such Option is exercised and share certificates are issued, any rights as a Stockholder

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of the Corporation. All Grantees shall remain subject to discharge to the same extent as if the Plan were not in effect.

         (c) No Grantee, and no beneficiary or other persons claiming under or through the Grantee shall have any right, title or interest by reason of any Option to any particular assets of the Corporation or its Subsidiaries, or any shares of Stock allocated or reserved for the purposes of t he Plan or subject to any Option except as set forth herein. The Corporation shall not be required to establish any fund or make any other segregation of assets to assure the payment of any option.

         (d) The issuance of shares of Stock to Grantees or to their legal representatives shall be subject to any applicable taxes and other laws or regulations of the United States or of any state having jurisdiction thereof.

Section 14. Amendment or Termination

         The Board may, at any time, alter, amend, suspend, discontinue or terminate this Plan; provided, however, that no such action shall adversely affect the rights of Grantees to Options previously granted hereunder and, provided further, however, that any shareholder approval necessary or desirable in order to comply with Rule 16b-3 under the Exchange Act or with
Section 422 of the Code (or other applicable law or regulation) shall be obtained in the manner required therein. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Option theretofore granted and any Stock Option Agreement relating thereto; provided, however, that, without the consent of an affected Grantee, no such action may materially impair the rights of such Grantee under such Option. Notwithstanding anything to the contrary herein, the provisions of Section 6(d) shall not be amended more than once every six months other than to comport with changes in the Code, ERISA, or the rules thereunder.

Section 15. Effective Date of Plan

         This Plan is effective upon its adoption by the Board, conditional upon approval of the Corporation"s stockholders. No ISO may be granted more than ten years after such date.